Exhibit 10.19

June 30, 2007

Campbell & Company, Inc.
Court Tower Building
210 West Pennsylvania Avenue
Suite 770
Towson, MD 21204

Attn: Ms. Terry Becks

Re: Management Agreement Renewals

Dear Ms. Becks:

We are writing with respect to your management agreements concerning the commodity pools to which reference is made below (the ‘‘Management Agreements’’). We are extending the term of the Management Agreements through June 30, 2008 and all other provisions of the Management Agreements will remain unchanged.

•	Smith Barney Potomac Futures Fund L.P.

•	Smith Barney Diversified Futures Fund L.P.

•	Smith Barney Diversified Futures Fund L.P. II

•	Smith Barney Global Markets Futures Fund L.P.

•	Salomon Smith Barney Global Diversified Futures Fund L.P.

•	Salomon Smith Barney Diversified 2000 Futures Fund L.P.

•	CMF Campbell Master Fund L.P.

June 30, 2007

Please acknowledge receipt of this modification by signing one copy of this letter and returning it to the attention of Ms. Jennifer Magro at the address above or fax to 212-793-1986. If you have any questions I can be reached at 212-559-5046.

Very truly yours,

CITIGROUP MANAGED FUTURES LLC

By:   /s/ Jennifer Magro
        Jennifer Magro
        Chief Financial Officer & Director

CAMPBELL & COMPANY, INC.

By:   /s/ Theresa Becks

Print Name:   Theresa Becks

JM/sr

Exhibit 10.19

June 30, 2007

Aspect Capital Management Ltd.
Nations House – 8th Floor
103 Wigmore Street
London W1U 1QS, U.K.

Attention: Mr. Anthony Todd

Re: Management Agreement Renewals

Dear Mr. Todd:

We are writing with respect to your management agreements concerning the commodity pools to which reference is made below (the ‘‘Management Agreements’’). We are extending the term of the Management Agreements through June 30, 2008 and all other provisions of the Management Agreements will remain unchanged.

•	Salomon Smith Barney Global Diversified Futures Fund L.P.

•	Salomon Smith Barney Diversified 2000 Futures Fund L.P.

•	Citigroup Diversified Futures Fund L.P.

•	Citibank NA (Alera 100)

•	CMF Aspect Master Fund L.P.

•	CMF Institutional Futures Portfolio LP

•	Legion Aspect

•	Citigroup Global Futures Fund Ltd.

Please acknowledge receipt of this modification by signing one copy of this letter and returning it to the attention of Ms. Jennifer Magro at the address above or fax to 212-793-1986. If you have any questions I can be reached at 212-559-5046.

Very truly yours,

CITIGROUP MANAGED FUTURES LLC

By:   /s/ Jennifer Magro
        Jennifer Magro
        Chief Financial Officer & Director

By:   /s/ James Walker

Print Name:    James Walker

JM/sr

Exhibit 10.19

June 30, 2007

Graham Capital Management, L.P.
Rock Ledge Financial Center
40 Highland Avenue
Rowayton, CT 06853

Attention: Mr. Paul Sedlack

Re: Management Agreement Renewals

Dear Mr. Sedlack:

We are writing with respect to your management agreements concerning the commodity pools to which reference is made below (the ‘‘Management Agreements’’). We are extending the term of the Management Agreements through June 30, 2008 and all other provisions of the Management Agreements will remain unchanged.

•	Smith Barney Global Markets Futures Fund

•	Smith Barney Diversified Futures Fund L.P. II

•	Smith Barney Diversified Futures Fund L.P.

•	Salomon Smith Barney Diversified 2000 Futures Fund L.P.

•	AURORA III

•	Salomon Smith Barney Fairfield Futures Fund L.P.

•	Citigroup Diversified Futures Fund L.P.

•	Citigroup Fairfield Futures Fund L.P. II

•	CMF Graham Master Fund L.P.

June 30, 2007

Please acknowledge receipt of this modification by signing one copy of this letter and returning it to the attention of Ms. Jennifer Magro at the address above or fax to 212-793-1986. If you have any questions I can be reached at 212-559-5046.

Very truly yours,

CITIGROUP MANAGED FUTURES LLC

By:   /s/ Jennifer Magro
        Jennifer Magro
        Chief Financial Officer & Director

By:   /s/ Paul Sedlack

Print Name:    Paul Sedlack

JM/sr

Exhibit 10.19

June 30, 2007

SandRidge Capital, L.P.
1300 Post Oak Blvd., Suite 325
Houston, Texas 77056

Attention: Mr. Andrew M. Rowe

Re: Management Agreement Renewals

Dear Mr. Rowe:

We are writing with respect to your management agreements concerning the commodity pools to which reference is made below (the ‘‘Management Agreements’’). We are extending the term of the Management Agreements through June 30, 2008 and all other provisions of the Management Agreements will remain unchanged.

•	SB Bristol Energy Fund LP

•	CMF SandRidge Master Fund LP

•	Citigroup Energy Advisors Portfolio L.P.

•	SSB Diversified 2000 Futures Fund L.P.

•	CMF SandRidge Feeder (Cayman) Ltd.

Please acknowledge receipt of this modification by signing one copy of this letter and returning it to the attention of Ms. Jennifer Magro at the address above or fax to 212-793-1986. If you have any questions I can be reached at 212-559-5046.

Very truly yours,

CITIGROUP MANAGED FUTURES LLC

By:	/s/ Jennifer Magro Jennifer Magro Chief Financial Officer and Director

By:	/s/ Andrew M. Rowe

Print Name: Andrew M. Rowe

JM/sr